UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)

                                     of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2003

                               CANDELA CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ---------------------------------------------
                 (State or other jurisdiction of incorporation)

           000-14742                                04-2477008
      ----------------------                   ---------------------
     (Commission File Number)                  (I.R.S. Employer
                                               Identification Number)

   530 Boston Post Road, Wayland, Massachusetts         01778
   --------------------------------------------       --------
     (Address of Principal Executive Offices)        (Zip Code)

                                  (508)358-7400
               --------------------------------------------------
              (Registrant's telephone number, including area code)

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits
         ---------------------------------

        (c) Exhibits

        Number   Description
        ------   -----------

        99-1 Press Release dated October 28, 2003 issued by Candela Corporation announcing its financial results for its first fiscal quarter ended September 27, 2003.

Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

                On October 28, 2003, Candela Corporation issued a press release announcing its financial results for its first fiscal quarter ended September 27, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CANDELA CORPORATION


                                               By:/s/ F. Paul Broyer
                                                  _______________________
                                               Name: F. Paul Broyer
                                               Title: Chief Financial Officer

Dated:  October 28, 2003